FUNDVANTAGE TRUST

(THE “TRUST”)

WHV INTERNATIONAL EQUITY FUND

WHV EMERGING MARKETS EQUITY FUND

(THE “FUNDS”)

Supplement dated February 22, 2012 to the Prospectus and

Statement of Additional Information (“SAI”) for the Funds dated September 1, 2011

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective January 30, 2012, Wentworth, Hauser and Violich, Inc., investment adviser to the Funds, changed its name to WHV Investment Management, Inc. Accordingly, all references to Wentworth, Hauser and Violich, Inc. are replaced with WHV Investment Management, Inc. Additionally, effective January 13, 2012, the portfolio management team for the WHV Emerging Markets Equity Fund consists of Reiner M. Triltsch, Eswar C. Menon and Adam J. Kuhlmann, and all references to Derrick D. Tzau as a Portfolio Manager Assistant and Research Associate for the WHV Emerging Markets Equity Fund are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE